Trans Energy, Inc.
Oil and Gas Exploration and Development

Exhibit 99.1 Whipkey Drilling Pad, Marshall County, West Virginia THE OIL & GAS CONFERENCE – AUGUST 13, 2013

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Disclaimer
This presentation contains “forward-looking statements” within the meaning of section 21E of the United States Securities Exchange Act of
1934, as amended (the “Exchange Act”) which represent our expectations or beliefs about future events. These statements can be identified generally by forward-looking words such as “expect”, “believe”, “anticipate”, “plan”, “intend”, “estimate”, “may”, “will” or similar words.
Forward-looking statements are statements about the future and are inherently uncertain, and our actual achievements or other future events or conditions may differ materially from those reflected in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, without limitation, those described in Item 1A of the company’s annual report on form 10-K for the year ended
December 31, 2012 under the heading, “Risk Factors”, and elsewhere in the annual report and our filings with the Securities and Exchange
Commission. These risks and uncertainties include, but are not limited to:
1. The risks of the oil and gas industry, such as operational risks in exploring for, developing and producing crude oil and natural gas;
2. market demand; 3. risks and uncertainties involving geology of oil and gas deposits; 4. the uncertainty of reserves estimates and reserves life; 5. the uncertainty of estimates and projections relating to production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; 6. fluctuations in oil and gas prices, foreign currency exchange rates and interest rates; 7. health, safety and environmental risks; 8. uncertainties as to the availability and cost of financing; 9. the possibility that government policies or laws may change or governmental approvals may be delayed or withheld; 10. other sections of this presentation may include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
Our forward-looking statements contained in this presentation are made as of the respective dates set forth in this presentation. Such forward-looking statements are based on the beliefs, expectations and opinions of management as of the date the statements are made. We do not intend to update these forward-looking statements. For the reasons set forth above, investors should not place undue reliance on forward-looking statements.
Readers are encouraged to read our December 31, 2012 Annual Report on Form 10-K and any and all of our other documents filed with the
SEC regarding information about Trans Energy, Inc. for meaningful cautionary language in respect of the forward-looking statements herein. Interested persons are able to obtain copies of filings containing information about Trans Energy, Inc., without charge, at the SEC’s internet site
(http://www.sec.gov).

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

About Trans Energy
Company Overview
6/30/2013
LTM Revenue $14.2 million
Net Debt (as of 6/30/2013) $56.8 million
Recent Stock Price (TENG) $2.99
Shares Outstanding (8/13/2013) 13.3 million
Market Capitalization $39.8 million
Enterprise Value $96.6 million
Trans Energy: (OTCQB: TENG)
Pure Play Marcellus Shale
Proved Reserves: 52.4 Bcfe
(12/31/2012 Wright & Co. Estimates - Marcellus only)
Recent Daily Production: 10,000 Mcfe
52-Week Range: $1.55 - $5.01
3-Month Avg. Daily Volume – 1,805 Shares
Shares Outstanding: 13.3 Million
Market Capitalization: $39.8 million
Experienced Management Team
Selected Financial Information

Area of Operation

Ohio
Marshall
Wetzel
Tyler
Marion
Monongalia
Pleasants
Doddridge
Harrison
Taylor
Preston
Ritchie
Barbour
25
50
50
75
100
125
Wet Gas
Dry Gas

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Why Invest in Trans Energy?

Marcellus Shale Pure Play Over 58,000 gross acres in core of the Marcellus Shale
Utica Shale potential
Upper Devonian upside potential
High-BTU, liquid-rich focus
<$1.50 per MMBtu breakeven gas price on recent wells
Extensive Organic Drilling Inventory
400/500 + potential drilling locations (196/304 drillable today)
(1)
3+ Tcfe gross upside potential (including JV & royalty partners)
Significant portion of acreage HBP (approx. 2/3)
Off-take agreements totaling more than 45,000 MMBtu per day
Improved Financials $75 million credit facility funding near term drilling program
Experienced Management w/ Technical Expertise More than 200 years combined management experience
Well-funded joint development partner has geologic /
engineering team
Marcellus Shale pure play
Predictable and repeatable inventory
Prominent land position with strong
upside potential
Trades at a significant discount to
NAV
Experienced Management Team
(1)  At 750 ft / 500 ft spacing

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Corporate Strategy -
Prove Acreage / Add Drillable Locations
Consolidate acreage surrounding legacy positions in the core of the Marcellus
Marshall, Wetzel, Marion and Tyler counties
Building upon local presence – a West Virginia company
Drill to turn highly prospective acreage into 3P reserves
Secure and maintain land position via leasehold rights
Grow production and reserves / monetize assets

Trans Energy Area of Operation
Wet Gas
Dry Gas

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Marcellus Overview
Majority of Company acreage
located in wet gas window
NGL yields in the 1.4 – 1.9 gallons per mcf
range
Ft. Beeler processing plants provide 320
MMcf/day throughput capacity
Williams is adding another 640 MMcf/day
of processing to this system
Condensate and NGLs provide
$1.00 - $2.00 pricing uplift
vs. dry gas
Breakeven natural gas price on
new wells <$1.50 per MMBtu (with
NGLs @ 40% WTI price)
Low-cost, highly predictable and
repeatable play
In Trans Energy’s area of
operation, the Marcellus shale is
approximately 50 – 100 feet thick

CONSOL ENERGY
Chevron
ASD
RANGE RESOURCES
Marshall
GASTAR
Chesapeake ENERGY
EQT
CONSOL ENERGY
STONE ENERGY
Monongalia
HG ENERGY
EQT
ASD
STONE ENERGY
Marion
MAGNUM HUNTER RESOURCES CORPORATION
ASD
XTO ENERGY
ANTERO RESOURCES
ASD
ANTERO RESOURCES
XTO ENERGY
Harrison

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

7 Competitive Market Position

890ac.
7,230 ac.
10,668 ac.
Leased-Termed
Held By Production
Mineral Rights Purchased

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Current Marcellus Acreage
Significant Marcellus acreage that
is held by shallow well production
Approximately 350 horizontal well
locations from HBP acreage alone
Primary term leased acreage can
generally be held by production
from shallow vertical or Marcellus
horizontal wells
Current drilling program
supplemented with selective
shallow drilling will HBP all strategic
acreage with near term lease
expirations over the next two years
Significant amount of acreage is
also prospective for the Utica shale

Acreage Breakdown – 18,789 Net acres

Oil
Gas
NGL

PUD
PDP/PDNP

Trans Energy, Inc.
OTCBB: TENG

Reserves and Resources (SEC 12/31/12 Est.)
Trans Energy has exposure to more than 3 Tcfe of Marcellus resource potential
More than 400/500 potential drilling locations (186/304 ready to drill today)
(3)
EUR per well of 1.4 – 2.9 Bcfe /1000’ of lateral (Est. Reserves as of 12/31/12)

12/31/12 SEC Reserve Summary Est.
(1)
(1) Based on reserve estimates for ASD from the 12/31/2012 SEC reserve report  prepared by independent reserve engineer Wright & Company, Inc.  (2012 SEC pricing)
Trans Energy recently sold 2.53 Bcfe of PDP reserves associated with shallow assets that are not included in the above figures.
Proved Reserve Mix
(1)
Proved Reserve Category Mix
(1)
(2) Approximately 1/3 of the Non-proved Reserves shown above have been designated as “Probable”
due to funding limitations.
(3) At 750 ft / 500 ft spacing
Oil Gas NGL Total % of
(MMBbl) (Bcf) (MMBbl) (Bcfe) Total
PDP/PDNP 0.012 26.566 1.038 32.862 62.74% $76.9  $34.6
PUD 0.004 15.827 0.611 19.517 37.26% $26.7  $2.8
Total Proved
0.016 42.393 1.648 52.379 $103.6  $37.4
PROBABLE
(2)
0.078 244.752 8.020 293.338 $310.0  ($22.5)
PV10% Total

Proved Reserves (Internal 6/30/13 Roll Forward Est.)
Trans Energy has exposure to more than 3 Tcfe of Marcellus resource potential
More than 400/500 potential drilling locations (186/304 ready to drill today)
(2)
EUR per well of 1.4 – 2.9 Bcfe /1000’ of lateral (Est. Reserves as of 12/31/12)

6/30/13 Internal Reserve Roll Forward Summary Est.
(1)
(1) Based on reserve estimates for ASD from the 6/30/13 reserve report  prepared by independent reserve engineer Wright & Company, Inc.  (7/1/13 NYMEX strip pricing, with hedges in place)
Trans Energy recently sold 2.53 Bcfe of PDP reserves associated with shallow assets that are not included in the above figures.
Proved Reserve Mix
(1)
Proved Reserve Category Mix
(1)
(2) At 740 ft / 500 ft spacing
Oil Gas NGL Total % of
(MMBbl) (Bcf) (MMBbl) (Bcfe) Total
PDP/PDNP 0.015 30.253 1.218 37.651 69.20% $131.0  $57.0
PUD 0.003 13.674 0.511 16.761 30.80% $45.5  $13.7
Total Proved
0.018 43.927 1.729 54.412 $176.5  $70.8
Total PV10%

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Wet Gas Provides Positive Economics
$3.50 NYMEX Equals $4.83/MCF Wellhead Price
• $3.50 / MMBTU NYMEX Henry Hub
• $100 NYMEX WTI

Natural Gas Natural Gas Liquids Condensate
Production Breakdown
.84 MCF 1.6 Gallons/MCF .00212 BBLS/MCF
Gross Realized Price by Product
$3.30 net
(1)(2)
$1.37 net
(3)(4)(5)
$0.16 net
(6)
Total Realized Price per 1 MCF
$4.83/MCF
Gathering, Transportation and
Processing
($0.75/MCF)
Net Realized Price per 1 MCF
$4.08/MCF
1. $0.02 premium to NYMEX Henry Hub
2. 1.116 MMBTU/mcf residue BTU factor
3. 40% NYMEX WTI per NGLs
4. 42 gal/bbl conversion factor
5. 90% NGLs
6. WTI less $26.00 for Appalachian Light Sweet
One mcf Natural Gas via Wellhead Production

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Experienced Management Team

Steve Lucado
Chairman of the Board
Director since 2011
More than 19 years professional financial experience, including E&P CFO experience
Bachelor of Arts Degree Harvard University, MBA, University of Chicago
John Corp
President & Director
Director since 2005 and President since June 2010
More than 25 years drilling, production and operations experience
Received a Bachelor of Science Degree in Petroleum Engineering from Marietta
College
John Tumis
Chief Financial Officer
Chief Financial Officer of Trans Energy since April 2011
More than 25 years experience in financial and strategic business planning in the oil and natural gas industry
Received a Bachelor of Science Degree from Ohio Northern University and is a certified public accountant
Leslie Gearhart
Vice President of Operations
& General Secretary
Vice President of Operations and General Secretary
Has more than 25 years of experience in the oil and gas industry in the Appalachian
Basin
Graduated with a Bachelor of Science Degree in Petroleum Engineering from
Marietta College

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Joint Development Partner: Republic Energy
Republic is a privately held Dallas-based E&P company
Technical team has 200+ years combined industry
experience
Former VP Geology and Head of Completion Operations for North Texas
from Mitchell Energy Corporation
Mitchell was the cutting edge Barnett player – wrote the book on shale fracing
Republic focused on assets in the JV with Trans Energy
100% of Trans Energy’s Marcellus assets in the JV
JV agreement requires mutual consent to drill >6 wells/year
Equity financing from Energy Trust Partners (an affiliate of
Energy Spectrum) and Wells Fargo

IRR vs. Price of Gas
Typical Wetzel
Doman Average
Typical Marshall (Pre-Doman)
Projected Horizontal Well
Reserves Per Well: 9.08 Bcfe, 8.88 Bcfe, 7.56 Bcfe
IP Rates: 8.61 MMcfe/d, 9.96 MMcfe/d, 5.27 MMcfe/d
1st 30 day IP: 6.62 MMcfe/d, 7.00 MMcfe/d, 4.03 MMcfe/d
Percent Liquids: 20%
WTI Price/bbl: $90
NGL price/bbl: 40% WTI
70%
60%
50%
40%
30%
20%
10%
0%
-10%
IRR
$1.00
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
$2.75
$3.00
$3.25
$3.50
$3.75
$4.00
$4.25
$4.50
$4.75
$5.00
Natural Gas Price ($ per MMBtu)

Trans Energy, Inc.
Oil and Gas Exploration and Development

OTCBB: TENG

Type Curve IRR Sensitivities – Recent Wells 14

50
Marshall
25
125
75
100
Monongalia
50
Wetzel
Marion
Tyler
Pleasants
Ritchie
Doddridge
Harrison
Taylor

Trans Energy, Inc. Oil and Gas Exploration and Development OTCBB: TENG

Marshall County
JV has 13,019 gross acres of leased and owned minerals
12 wells online, 1 well drilled and completed
Average 30-day IP of 4.4 MMcfe/d
(1)
/ 6.0 MMcfe/d
(2)
20% Oil/NGLs
Average lateral length 4,100’
(1)
/ 3,420’
(2)
Average EUR / 1000’ lateral
of 1.90 Bcfe
(1)
/ 2.22 Bcfe
(2)
4.5 Frac Stages/1000' lateral
Drill time of 35 days spud
to rig release
Total Potential Wells:  > 175
Wells Drillable Today:  48 / 79
(3)
2013 Drilling Program: 2 wells

(1)
Excludes Whipkey 1H, Doman 1H and Doman 2H
(2)
Includes Doman 1H and Doman 2H
(3)
At 750 ft / 500 ft spacing

50
Marshall
25
125
75
100
Monongalia
50
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Wetzel County
JV has 14,606 gross acres of
leased and owned minerals
5 wells online
Average 30-day IP of 8.1 MMcfe/d
(1)
20% Oil/NGLs
5,000’ Average lateral length
(1)
Average EUR / 1000’ lateral
(1)
of 2.27 Bcfe
4.5 Frac Stages/1000' lateral
Drill time of 35 days spud to rig release
Total Potential Wells:  > 200
Wells Drillable Today: 85 / 128
(2)
(1)
Excludes Hart 28H
(2)
At 750 ft / 500 ft spacing

Incremental 30 Day Average Production/ 1000' Lateral
30
60
90
120
Average Production, MCF
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Whipkey 2H
Stout 2H
Keaton 1H
Groves 1H
Lucey 1H
Whipkey 3H
Lucey 2H
Goshorn 1H
Goshorn 2H
Dewhurst 110H
Dewhurst 111H
Anderson 5H
Anderson 7H
Doman 1H
Doman 2H

Trans Energy, Inc. Oil and Gas Exploration and Development OTCBB: TENG

IP Rates - Recent Marcellus Completions 17

HORIZONTAL MARCELLUS WELLS
Completed (Online):
Anderson 5H, 7H
Dewhurst 110H, 111H
Doman 1H, 2H
Goshorn 1H, 2H
Groves 1H
Hart 28H
Keaton 1H
Lucey 1H, 2H
Stout 2H
Whipkey 1H, 2H, 3H
Completed (Resting):
Freeland 1H, 2H
Goshorn 3H, 4H
Martinez 1H
Drilled, waiting on Frac:
Graff 1H
Jones 2H
Currently Drilling
Beaty 2H
Scheduled to Drill:
Beaty 1H
Sivert 1H, 2H
Woodruff 1H, 2H
Ohio
Whipkey
Groves
Keaton
Lucey
Doman
Martinez
Stout
Woodruff
Goshorn
Marshall
Monongalia
Wetzel
Freeland
Jones
Beaty
Marion
Tyler
Hart
Dewhurst
Anderson
Graff
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Drilling Program – Recap
17 Hz wells online
2 Doman wells turned
online January 2013
Martinez well drilled and
completed; online in late
August
Goshorn wells drilled
and completed; online in
October
Graff and Freeland wells
drilled; fracking
underway
2013 Drilling Program
Marion (4)
Tyler (1)
Marshall (2)

50
Marshall
25
125
75
100
Monongalia
50
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Marion County
JV has 22,755 gross acres of leased and
owned minerals
Marcellus gains thickness relative to
Wetzel
BTU expected between 1050 and 1100
Total Potential Wells: ~200
Total Wells Drillable Today: 25 / 42
(1)
2013 Drilling Program:  4 wells
(1)
At 750 ft / 500 ft spacing

Marion County

50
Marshall
25
125
75
100
50
Monongalia
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Tyler County
JV has 4,050 gross acres of leased
and owned minerals
Total Potential Wells:  >45
Total Wells Drillable Today: 36 / 55
(1)
2013 Drilling Program:  1 well
(1)
At 750 ft / 500 ft spacing

Tyler County

Horizontal Marcellus Wells
TETCO Pipeline
Williams Pipeline
Proposed - Williams Pipeline
Proposed - M3 Pipeline
Marshall
Monongalia
Wetzel
Marion
Tyler
Pleasants
Doddridge
Harrison
Taylor
Ritchie

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Gas Off-Take
(Williams & Momentum 3)
20-year gas gathering agreement
with Williams for up to 45,000
MMBTU / day
90,000 MMBTU / day including
Republic capacity
Williams committed to provide off-
take for all wells to be drilled
(1)
Access to the TETCO, Columbia and
Dominion lines
Marshall and Wetzel County wells feed
into TETCO
Ft. Beeler cryogenic processing
facility started up in 2Q 2011
NGL yields up to 1.4 – 1.9 gal/mcf
Second facility started
Moundsville fractionation plant online
since November 2012
Momentum 3 will provide
transportation in Marion County
(1)
Based on acreage dedication; Excludes Marion
County

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Net Asset Value

Trading at significant discount to net asset value (NAV)
Trans Energy
(1)
Sum-of-Parts NAV
Category Low High Low High Low High
6/30/13 Proved Reserves (Internal, Strip Price Deck) 54.41 Bcfe $1.00 $3.00 $54,410,000 $163,230,000 $4.09 $12.26
45 Other Current drilling locations from existing pads
(2, 3)
132 Bcfe $1.00 $3.00 $131,625,000 $394,875,000 $9.88 $29.65
146 Current drilling locations from new pads
(2, 3)
427 Bcfe $0.15 $0.75 $64,057,500 $320,287,500 $4.81 $24.05
Undeveloped Acreage:
Marcellus 4,000 Net acres $1,000 $5,000 $4,000,000 $20,000,000 $0.30 $1.50
Utica 14,000 Net acres $0 $0 $0 $0 $0.00 $0.00
Upper Devonian 14,000 Net acres $0 $0 $0 $0 $0.00 $0.00
Less:
Net debt as of 6/30/13 ($56,770,330) ($56,770,330) ($4.26) ($4.26)
Total (pre ASD warrants) $197,322,170 $841,622,170 $14.82 $63.19
Total (post ASD warrants) $163,981,427 $682,642,927 $12.31 $51.26
9.73 $              40.49 $
Shares outstanding
(4)
13,317,978 13,317,978
16,858,402 16,858,402
Notes
(1) Figures below include only the assets in Trans Energy's 100% wholly-owned subsidiary, ASD; Figures do not reflect shallow well assets.
(2)
Assumes an average EUR of 7.8 Bcfe per well and an average NRI of 37.5%.
(3)
Current drilling locations defined as wells where:
(a)
ASD currently controls 100% of the acreage required to drill each well
(b)
The average lateral length on each pad site is at least 3,000 feet,
(c) Each well is on a pad site from which ASD can currently drill at least two such wells, and
(d)
Each pad site has been surveyed, and a judgment has been made that the topography will support the pad site
(4) Does not reflect potential dilution due to outstanding options.
Value Per Share Total Value Unit Value

Trans Energy, Inc.
Oil and Gas Exploration and Development
OTCBB: TENG

Why Invest in Trans Energy?

Marcellus Shale Pure Play
Over 58,000 gross acres in core of the Marcellus Shale
Utica Shale potential
Upper Devonian upside potential
High-BTU, liquid-rich focus
<$1.50 per MMBtu breakeven natural gas price on recent wells
Extensive Organic Drilling
Inventory w/ Large Acreage
Position
400/500 + potential drilling locations
(1)
3+ Tcfe upside potential (including JV and royalty partners)
Significant portion of acreage HBP (approx. 2/3)
Off-take agreements totaling up to 45,000 MMBtu per day
Improved Financials
$75 million credit facility funding near term drilling program
Experienced Management w/
Technical Expertise
More than 200 years combined management experience
Well-funded joint development partner has geologic / engineering team
(1)  At 750 ft / 500 ft spacing

Trans Energy, Inc.
Oil and Gas Exploration and Development

APPENDIX Doman Drilling Pad, Marshall County, West Virginia